UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
August 10, 2005
Maxtor Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)
500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 894-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT 99.1

Item 8.01. OTHER EVENTS.
     On August 10, 2005, Maxtor Corporation (the “Company”) issued a press release regarding the pricing of its offering of $300 million aggregate principal amount of 2.375% Convertible Senior Notes due 2012 plus a 30-day option to purchase up to an additional $45 million aggregate principal amount of the notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Offers to initial purchasers outside the United States will be made pursuant to Regulation S under the Securities Act of 1933. Attached as Exhibit 99.1 is the press release of the Company regarding the pricing of its offering of 2.375% Convertible Senior Notes due 2012. Exhibit 99.1 is incorporated by reference under this Item 8.01.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.

Exhibit	Description
99.1	Maxtor Corporation press release dated August 10, 2005 regarding the pricing of its offering of 2.375% Convertible Senior Notes due 2012.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:     August 10, 2005

MAXTOR CORPORATION

By:	/s/ Duston M. Williams
Name:	Duston M. Williams
Title:	Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Maxtor Corporation press release dated August 10, 2005 regarding the pricing of its offering of 2.375% Convertible Senior Notes due 2012.